UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 28, 2004

Continucare Corporation
(Exact name of registrant as specified in its Charter)

Florida	1-12115
(State of other jurisdiction or	(Commission File Number)
incorporation or organization)

80 S.W. 8th Street, Suite 2350, Miami, Florida	33130
(Address of principal executive offices)	(Zip Code)

59-2716023
(IRS Employer Identification No.)

(305) 350-7515
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition

        On September 28, 2004, Continucare Corporation issued a press release announcing its financial results for the quarter and the fiscal year ended June 30, 2004. The press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.01	Press Release of Continucare Corporation dated September 28, 2004

        The information in this Current Report on Form 8-K, including Exhibit 99.01 hereto, is furnished pursuant to Item 2.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONTINUCARE CORPORATION /s/ Fernando L. Fernandez —————————————— Fernando L. Fernandez Senior Vice President - Finance, Chief Financial Officer and Treasurer

Dated: September 28, 2004

EXHIBIT INDEX

Description	Exhibit No.

Press release, dated September 28, 2004, announcing	99.01
Continucare Corporation's financial results for the quarter
and fiscal year ended June 30, 2004